SunTrust Banks, Inc. 2Q 2009 Earnings Presentation July 22, 2009 Exhibit 99.2

Important Cautionary Statement About Forward-Looking Statements
The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2008 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and
Current Reports on Form 8-K.
This presentation includes non-GAAP financial measures to describe SunTrust’s performance.  The reconciliation of those measures to GAAP measures are provided within or in the appendix of this presentation.  In this presentation, net interest income and net interest margin are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments.  The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
This presentation contains forward-looking statements. Statements regarding future levels of net interest margin, charge-offs, provision expense, and income are forward-looking statements.  Also, any statement that does not describe historical or current facts, including statements about beliefs and expectations, is a forward-looking statement. These statements often include the words “believes,” “expects,”
“anticipates,” “estimates,” “intends,” “plans,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and
“could.” Such statements are based upon the current beliefs and expectations of management and on information currently available to management. Our forward looking statements speak as of the date hereof, and we do not assume any obligation to update these statements or the reasons why actual results could differ from those contained in such statements in light of new information or future events.
Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found at Item 1A of our annual report on Form 10-K filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s internet site (http://www.sec.gov).
Those factors include: difficult market conditions have adversely affected our industry; current levels of market volatility are unprecedented; the soundness of other financial institutions could adversely affect us; there can be no assurance that recently enacted legislation, or any proposed federal programs, will stabilize the U.S. financial system, and such legislation and programs may adversely affect us; the impact on us of recently enacted legislation, in particular the Emergency Economic Stabilization Act of 2008 (“EESA”) and its implementing regulations, and actions by the FDIC, cannot be predicted at this time; credit risk; weakness in the economy and in the real estate market, including specific weakness within our geographic footprint, has adversely affected us and may continue to adversely affect us;
weakness in the real estate market, including the secondary residential mortgage loan markets, has adversely affected us and may continue to adversely affect us; weakness in the real estate market may adversely affect our reinsurance subsidiary; as a financial services company, adverse changes in general business or economic conditions could have a material adverse effect on our financial condition and results of operations; changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital or liquidity;
the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; we may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or certain borrower defaults, which could harm our liquidity, results of operations, and financial condition; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; consumers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; hurricanes and other natural disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact our business and revenues; we rely on other companies to provide key components of our business infrastructure; we rely on our systems, employees, and certain counterparties, and certain failures could materially adversely affect our operations; we depend on the accuracy and completeness of information about clients and counterparties; regulation by federal and state agencies could adversely affect our business, revenue, and profit margins; competition in the financial services industry is intense and could result in losing business or reducing margins; future legislation could harm our competitive position; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we may not pay dividends on our common stock; our ability to receive dividends from our subsidiaries accounts for most of our revenue and could affect our liquidity and ability to pay dividends;
significant legal actions could subject us to substantial uninsured liabilities; recently declining values of residential real estate, increases in unemployment, and the related effects on local economics may increase our credit losses, which would negatively affect our financial results; deteriorating credit quality, particularly in real estate loans, has adversely impacted us and may continue to adversely impact us;
disruptions in our ability to access global capital markets may negatively affect our capital resources and liquidity; any reduction in our credit rating could increase the cost of our funding from the capital markets; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel, if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategy; our accounting policies and processes are critical to how we report our financial condition and results of operations, and these require us to make estimates about matters that are uncertain; changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; our stock price can be volatile; our disclosure controls and procedures may not prevent or detect all errors or acts of fraud; our financial instruments carried at fair value expose us to certain market risks; our revenues derived from our investment securities may be volatile and subject to a variety of risks; we may enter into transactions with off-balance sheet affiliates or our subsidiaries; and we are subject to market risk associated with our asset management and commercial paper conduit businesses.

2 I. HIGHLIGHTS II. CAPITAL III. FINANCIAL PERFORMANCE IV. RISK REVIEW V. APPENDIX Table of Contents

Second Quarter Highlights
• Solid capital position further enhanced with completion of SCAP related capital actions;
estimated Tier 1 Common Ratio of 7.35% and Tier 1 Ratio of 12.25%
• EPS loss of $0.41 for the quarter reflects challenging economic and credit environment
• Consumer and Commercial deposit growth continued; another record level of $114 billion at quarter end
• Overall revenue remains cyclically soft. Second quarter results include increased margin and capital markets revenue, along with another strong quarter for mortgage-related revenue
• Expenses were well managed; however, economically cyclical FDIC, pension and credit expenses continued to impact results
• Asset quality deteriorated in the quarter with higher credit losses and non-performing loans, while early stage delinquencies declined
• Focus remains on front-line execution and improved service quality, risk mitigation, and expense management to successfully emerge from this recession strong and well positioned to deliver superior shareholder returns
I. HIGHLIGHTS

SCAP Related Capital Actions Exceeded Goals
SCAP Tier 1 Common Target
“At the Market” Offering
Marketed Offering
Greenshoe
Visa Share Sale
Cash Tender
Deferred Tax Asset
Total
% Complete / Share Increase
2Q 2009 Capital Actions
II. CAPITAL
$2,160
258
1,358
204
70
212
190
$2,292
106.1%
17.7
108.0
16.2
NA
NA
NA
141.9
39.8%
Complete
Complete
Complete
Complete
Complete
Complete
($ and shares in millions)
Tier 1 Common Common
Action Impact       Shares                        Status
1. Capital impact including fees, charges and taxes
2. Percent share count increase versus 3/31/09 shares outstanding of 356.7 million
1
2

TARP preferred included in Tier 1 ratio contributes an estimated 3.12% to the 6/30/09 Tier 1 capital ratio, 3.00% at 3/31/09 and 2.91% as of
12/31/08
5.83%
10.87%
7.96%
14.04%
$48.74
$28.69
Solid Capital Ratios Further Enhanced by SCAP Related Capital Actions
Tier 1 Common Ratio
Tier 1 Capital Ratio
Tier 1 Ratio (Excl TARP)
1
Total Capital Ratio
Book Value per Share
Tangible Common Book Value per Share
2
Capital Ratios
2Q 2009 1Q 2009 4Q 2008
Estimate                   Actual                Actual
II. CAPITAL
5.83%
11.02%
8.02%
14.15%
$46.03
$28.15
7.35%
12.25%
9.13%
15.30%
$36.16
$23.41
1.
2. Please refer to the appendix to this presentation for a reconcilement to the most directly comparable GAAP financial measure

SCAP Proforma 2010 Capital Meets Well Capitalized Thresholds Even After Repayment of TARP and
Assuming Realization of Full $11.8 Billion SCAP Two Year Losses
Capital Under SCAP “More Adverse” Scenario
II. CAPITAL
1. SCAP resources of $4.7 billion less 1H09 SCAP target of approximately $1.2 billion = $3.5 billion before tax and $2.2 billion after tax
2. Impact of SCAP losses of $11.8 billion less $1.4 billion in actual 1H09 net charge-offs = $10.4 billion before tax and $6.5 billion after tax
3. Assumes $132.5 million for the second half of 2009 with a repayment occurring at the end of 2009 for illustrative purposes
4. Capital ratios calculated using 2Q 2009 estimated RWA of $152 billion
$11.8 SCAP
Losses
Less
$1.4 Actual
1H09
NCOs
Adjusted For
Taxes
$4.7 Total
SCAP
Resources
Less
$1.2 1H09
SCAP
Resources
Adjusted for
Taxes
($ in billions)
Tier 1 Common Tier 1
$4.9
$6.5
$2.2
$0.1
12.3%
7.4%
6.1%
4.5%
4Q 2010 Well
Capitalized
6.0%
4.0%
4
3
1
2
$0
$5
$10
$15
$20
$25
2Q09 2H09 + 2010
SCAP
Resources
SCAP Losses Preferred
Dividend
TARP
Preferred
4Q10 Capital

2Q 2009 Loss of $0.41 Per Share and YTD Loss of $0.86 Per Share Excluding 1Q 2009 Goodwill Charge
1
($ in millions, except per share data)
Income Statement Highlights
III. FINANCIAL PERFORMANCE
Net Interest Income (FTE)
Provision for Loan Losses
Noninterest Income
Total Revenue (FTE)
Total Noninterest Expense
Total Noninterest Expense Excl Goodwill
1
Pre-Tax Income
Provision/(Benefit) for Income Taxes
Preferred Dividends
Gain on Redemption of Preferred Stock
Net Loss to Common Shareholders
Net Loss to Common Excl Goodwill
1
Net Loss Per Average Common Diluted Share
Net Loss Per Share Excl Goodwill
1
NM = Not Meaningful—those changes over 1000% or where results changed from positive to negative
% Change      % Change                          % Change
2Q 2009 1Q 2009         2Q 2008       YTD 2009      YTD 2008
1. Please refer to the appendix to this presentation for a reconcilement to the most directly comparable GAAP financial measure
$1,121.1
962.2
1,071.7
2,192.8
1,528.0
1,528.0
(332.4)
(149.0)
72.2
89.4
(164.4)
(164.4)
(0.41)
$(0.41)
3%
(3)%
(4)%               (24)%
(1)%
(29)%
9%
66%
1%
1%
NM
81%
(2)%
83%
11%
(5)%
115%
(16)%
NM
NM
NM
NM
NM
NM
NM
NM
$2,214.1
1,956.3
4,407.0
(1,298.3)
(299.7)
143.5
89.4
(1,039.8)
(325.0)
(2.77)
$(0.86)
(6)%
94%
(9)%
11%
NM
NM
NM
NM
NM
NM
NM
11%
11%
NM
2,928.8
40% 3,680.0
2,192.9 (11)%

($ in millions, quarterly average balances)
Balance Sheet Summary
Commercial
Real Estate Home Equity Lines
Real Estate Construction
Real Estate 1-4 Family
Real Estate Commercial
Consumer – Direct
Consumer – Indirect
Credit Card
Total Loans
1
Noninterest-Bearing Deposits
NOW Accounts
Money Market Accounts
Savings
Consumer Time
Other Time
Total Consumer and Commercial Deposits
Brokered & Foreign Deposits
Total Deposits
2Q 2009 1Q 2009 1Q 2009 2Q 2008
Annualized
% Change
III. FINANCIAL PERFORMANCE
1. Excludes $5.5 billion of nonaccrual and restructured loans
Attractive Deposit Growth Continued; Loans Declined Slightly
$38,599
15,809
6,449
29,388
15,775
5,127
6,499
978
$118,624
$24,574
22,768
31,251
3,662
17,367
13,905
113,527
6,608
$120,135
(2)%
(1)%
(13)%
3%
(1)%
(2)%
1%
(2)%
7%
7%
6%
1%
3%
6%
(11)%
5%
(6)%
(2)%
(50)%
11%
(3)%
(8)%
2%
(6)%
29%
26%
25%
3%
14%
22%
(44)%
18%
3%
6%
(44)%
14%
17%
(13)%
20%
(3)%
5%
20%
(7)%
4%
17%
12%
(56)%
3%
(2)%
(7)%
(8)%
8%
31% 15%

Core Consumer and Commercial Deposits Increased to a Record $114 Billion with Favorable Mix Trends
+6.7%
$3.4
$3.5
$3.7
$28.3
$30.1
$32.0
$24.4
$20.9
$24.9
$20.8
$23.2
$21.8
$17.1
$17.3
$17.3
$13.0
$13.7
$13.3
Dec 2008 March 2009 June 2009
MMA DDA NOW CD <$100 CD >$100 Savings
+5.4%
flat
+4.8%
+16.7%
+6.4%
Dec – March
Growth
+5.0%
Consumer and Commercial Deposit Trends
III. FINANCIAL PERFORMANCE
$103.8
$110.8
$114.2
($ in billions)
Dec – June
Growth
+8.8%
+2.3%
(1.2)%
+11.5%
+19.1%
+13.1%
+10.0%
1. Reflects average balances for the month
1
1
1

3.13%
3.07%
3.14%
2.87%
2.94%
2Q 2008 3Q 2008 4Q 2008 1Q 2009 2Q 2009
Margin of 2.94% Expanded 7 bps from 1Q 2009
•
2Q margin expansion driven primarily
by improved deposit pricing and
funding mix, with increased core
deposits and decreased broker
deposits and long-term debt
•
Focus on deposit and loan pricing
benefited margin and offset continuing
compression associated with rising
NPA’s and sluggish loan demand
•
Based on current assumptions, margin
expected to be relatively stable for the
remainder of the year with some
additional expansion possible
Net Interest Margin
III. FINANCIAL PERFORMANCE

($ in millions)
Provision Expense Declined as the Expected Increase in Charge-Offs Was More Than Offset by
Moderation in the Pace of Reserve Growth
Provision For Loan Loss
III. FINANCIAL PERFORMANCE
Provision
Net Charge-offs
Net Charge-off Ratio
Net ALLL Increase
Allowance to Loan Ratio
$994.1
$610.1
1.97%
$384.0
2.21%              1.86%
1. Includes borrower misrepresentation related charge-offs, previously recorded in operating losses prior to 2009, of $116.2 million in 2Q 2009 and
$17.0 million in 1Q 2009.
2. Increase in ALLL in 2Q 2008 is greater than provision less charge-offs due to acquisition of GB&T
2Q 2009       1Q 2009         4Q 2008       3Q 2008        2Q 2008
$962.5
$552.5
1.72%
$410.0
$503.7
$392.1
1.24%
$111.6
$448.0
$322.7
1.04%
$284.1
$962.2
$801.2
2.59%
$161.0
2.37%
1.54% 1.46%
1
2

(24)%
(3)%
Noninterest Income
Net Adjustments
Adjusted Noninterest Income
($ in millions)
Lower Core Noninterest Income; Strong Core Investment Banking and Trading Revenues Offset by
Lower Mortgage Production Margins and FV MSR Hedging Results
1.  Adjustment detail included in appendix includes securities gains and losses
2.  Please refer to the appendix to this presentation for a reconcilement to the most directly comparable GAAP financial measure
Noninterest Income
III. FINANCIAL PERFORMANCE
%  Change
2Q 2009      1Q  2009        2Q 2008        1Q 2009     2Q 2008
$1,072
145
$927
98
$1,023
458
$955
(5)%
(10)%
$1,121
$1,413
1
2

11%
6%
$83
46
60
29
(1)
$134
Expense Results
Noninterest Expense
Net Adjustment
Adjusted Noninterest Expense
Expense Driver Analysis
Total Adjusted Incr/(Decr)
Credit Related Costs
FDIC (Excl Special Assessment)
Pension
FICA/401K (seasonal)
Subtotal of Expense Drivers
Controllable Expenses Well Managed; Economically Cyclical Credit, FDIC, and Pension
Costs up From 2Q 2008
1.  Adjustment detail included in appendix
2.  Includes operating losses, credit and collections, other real estate expense, and additions to mortgage re-insurance reserves
Change
%
($ in millions)
Noninterest Expense
III. FINANCIAL PERFORMANCE
$
Change
$1,528
124
$1,404
174
71
31
52
$2,152
726
$1,426
185
48
39
77
$1,375
54
$1,321
128
11
2
53
(29)%
(2)%
$(22)
(11)
23
(8)
(25)
$(21)
2
1
2Q 2009
1Q 2009
2Q 2008
1Q 2009
2Q 2008

SCAP – Loan Losses
7.8%
8.3%
8.5%
8.6%
8.8%
9.0%
9.1%
10.0%
10.0%
10.5%
10.9%
11.7%
COF
C
FITB
BAC
JPM
RF
PNC
WFC
BBT
KEY
STI
USB
SCAP Loan Losses (%) – “More Adverse” Scenario
SCAP Conclusions Endorsed SunTrust’s Relative Credit Strength
IV. RISK REVIEW

11.7% 7.8%
37.9%
18.2%
13.9% 5.5%
11.0%
4.5%
19.9%
6.3%
3.4%
11.9%
13.7%
5.2%
17.4%
8.3%
8.2%
10.6%
Source: Federal Reserve
Note: Financial data as of December 31, 2008
1. Includes BAC, BBT, C, COF, FITB, JPM, KEY, PNC, RF, USB and WFC
2. Includes losses on other consumer and non-consumer loans
CRE
First Lien Mortgages
Second/Junior Lien Mortgages
C&I
Credit Card Loans
Total Loans
Peer range¹
²
Loan Type
SCAP- Conservative Underwriting
SCAP Cumulative Estimated Losses for 2009 and 2010 for “More Adverse Scenario”
IV. RISK REVIEW

Over Half of Charge-Off Increase Driven By Borrower Misrepresentation Classification Change;
Early Stage Delinquencies Declined and ALLL Increased to 2.37%
Asset Quality Metrics
IV. RISK REVIEW
($ in millions)
2Q 2009 1Q 2009 4Q 2008 2Q09 vs 1Q09
Total Loans at End of Period $122,816.2 $123,893.0 $126,998.4 $(1,076.8) $(3,105.4)
Allowance for Loans & Lease Losses 2,896.0 2,735.0 2,351.0 161.0 384.0
Net Charge-offs 801.2 610.1 552.5 191.1 57.6
Borrower Misprepresentations 116.2 17.0 -- 99.2 17.0
Net Charge-offs Excluding
Borrower Misrepresentations 685.0 593.1 552.5 91.9 40.6
Provision Expense 962.2 994.1 962.5 (31.9) 31.6
NPAs 6,165.0 5,246.4 4,456.4 918.6 790.0
NPLs to Total Loans 4.48% 3.75% 3.10% 0.73% 0.65%
NPAs to Total Loans + OREO/OA 4.99% 4.21% 3.49% 0.78% 0.72%
ALLL to Loans 2.37% 2.21% 1.86% 0.16% 0.35%
NCOs (annualized to Average Loans) 2.59% 1.97% 1.72% 0.62% 0.25%
30-89 Days Past Due 1.54% 1.76% 1.81% (0.22)% (0.05)%
1Q09 vs 4Q08
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Loan Portfolio
IV. RISK REVIEW
Consumer Real Estate-Driven Charge-Offs Increased; Significant and Broad-Based Decrease in Early
Stage Delinquencies
1. Consumer - Direct includes approximately $3 billion of federally guaranteed student loans
2. The increase in charge-offs is largely due to a $99.2 million increase in borrower misrepresentation charge-offs which were classified as operating losses prior to 2009
(2)
Balance % of Balance % of C/O Ratio C/O Ratio 30-89 DLQ% 30-89 DLQ%
($ in millions) 06/30/2009 Portfolio 03/31/2009 Portfolio 2Q09 1Q09 2Q09 1Q09
Commercial $37,961 31% $38,616 31% 1.53% 1.35% 0.27% 0.37%
Commercial Real Estate 15,859 13% 15,094 12% 0.07% 0.05% 0.85% 0.72%
Consumer - Direct
(1)
5,121 4% 5,173 4% 0.91% 0.54% 4.25% 5.25%
Consumer - Indirect 6,406 5% 6,351 5% 1.24% 2.00% 1.66% 1.84%
Credit Cards 1,006 1% 976 1% 9.03% 6.94% 3.72% 3.25%
Real Estate Home Equity Lines 16,298 13% 16,455 13% 4.79% 4.00% 1.38% 1.44%
Real Estate 1-4 Family 31,989 26% 32,181 27% 4.06% 2.28% 2.50% 2.79%
Real Estate Construction 8,176 7% 9,047 7% 4.20% 3.76% 3.36% 4.24%
Total $122,816 100% $123,893 100% 2.59% 1.97% 1.54% 1.76%

1.  Excludes $72.4 million of C & I loans secured by residential real estate and $64.9 million of mark-to-market loans held for sale
2.  Does not include nonaccruals
Residential Mortgages $31,989 million
Portfolio Profile Credit Quality Metrics
Loan Type
6/30/09
Balance
3/31/09
Balance
6/30/2009
$ Nonaccruals
1
3/31/2009
$ Nonaccruals
6/30/09
60+ DLQ
2
3/31/09
60+ DLQ
2
Core Portfolio $24,608 $23,906 $1,620 $1,293 2.18% 2.43%
Home Equity Loans 2,088 2,333 62 68         0.81 0.98
Prime 2
nd
3,210 3,509 120 128  2.58 3.06
Lot Loans 1,157 1,329 280 252   5.33 5.30
Alt-A 1
st
694 819 259 250   7.84 8.02
Alt-A 2
nd
232 285 51 57    8.76 8.60
Total $31,989 $32,181 $2,392 $2,048 2.49% 2.71%
Residential Mortgages
IV. RISK REVIEW
Delinquencies Declined Meaningfully, While Nonaccrual Balances Trended Higher
($ in millions)

Home Equity Lines $16,298 million
1.  Excludes 3   party originated
2.  Excludes 3rd party originated and Florida CLTV > 80%
3.  Excludes 3rd party originated, Florida CLTV>80% and CLTV 90+%
4.  Annualized quarterly rate
Portfolio Profile Credit Quality Metrics
Type
6/30/09
Balance
% of
Total
3/31/09
Balance
2Q 09
Charge-off
4
%
1Q 09
Charge-off
4
%
2Q 09
Nonaccrual
%
1Q 09
Nonaccrual
%
3
rd
Party
Originated $1,703 11% $1,782 13.75% 14.08% 4.41% 4.63%
CLTV > 80%
1
(Florida) 1,892 12 1,940 10.32 8.33 3.68 3.88
CLTV > 90%
2
1,644 10 1,695 4.54 4.00 1.84 1.71
All Other
3
11,059 67 11,038 2.35 1.78 1.20 1.21
Total $16,298 100% $16,455 4. 79% 4.00% 1.91% 1.96%
Home Equity Lines
IV. RISK REVIEW
Two Highest Risk Segments Comprise 23% of Portfolio, but Drove 55% of 2Q Losses; Two-Thirds of the
Portfolio Exhibited Higher Losses but Stable Nonaccrual Levels
($ in millions)
rd

1. Annualized second quarter net charge-off ratio
($ in millions)
Balances Declined $871 Million, or Nearly 10%, to Less Than 7% of Total Loans;
Construction-to-Perm is Stabilizing, Commercial is Solid and Residential is Weak
Construction $8,176 million
19
15%
%
of
Portfolio
5.77%
5.47
0.68
0.96
6.00
8.72
8.50
8.32%
1Q 09
30 +
DLQ
Portfolio Profile Credit Quality Metrics
Type
6/30/09
Balance
%
FL
2Q 09
C/O
1
%
$
NPLs
FL
NPLs
%
2Q 09
30 +
DLQ
Construction Perm $1,250 26% 6.87% $321 33% 5.57%
Residential
Construction 1,588 29 6.77 446 39 7.91
Residential A&D 1,587 19 23 5.70 496 37 7.73
Residential Land 589 7 41 5.27 222 52 2.79
Commercial
Construction 2,087 26 21 0.21 74 70 0.74
Commercial A&D 525 7 23 0.43 19 41 1.00
Commercial Land 550 7 32 0.99 35 22 7.76
Total
$8,176 100% 26% 4.20% $1,613 40% 4.87%
IV. RISK REVIEW
Construction

ALLL Coverage of NPLs Increases to Nearly 100% When Adjusted for NPLs Previously Written
Down and Impaired Loans That Have Specific Reserve Allocations
Allowance to Non-Performing Loan Review
IV. RISK REVIEW
1. Loans to large corporate clients.  Relatively few, but larger credits make FAS 114 reserves and implied severities volatile.  Specific credits included in the reserve at this time primarily are in cyclical industries and loss severities are being influenced upward by expected debt for equity swap workouts
2. Loans to mid-sized businesses and real estate developers; typically secured by collateral
IMPAIRED LOANS WITH SPECIFIC RESERVES
2Q 2009 ($ in Millions)
2Q 09 2Q 09 Cumulative Implied
Balance FAS114 Reserve Charge-Offs Severity
Commercial and Investment Banking $208 $85 $113 62%
1
Commercial 932 190 52 25%
2
Wealth and Investment Management 45 13 2 32%
TOTAL FAS 114 Portfolio $1,185 $288 $167 34%
ALLL / NPL Coverage Ratio
22%
99%
23%
54%
Base ALLL/NPL
Coverage
Resi Mtg NPLs at
Expected
Recoverable Value
Impaired Loans With
Specific Reserves
Adjusted ALLL/NPL
Coverage

The Construction portfolio declined nearly 10% – $871 million – in 2Q 2009 and is down 41% since
December 2007
Credit Summary
IV. RISK REVIEW
•
Overall, credit performance weakened with deterioration most evident in residential real estate-
related charge-offs and NPL formation
•
2
nd
quarter decline in early stage delinquencies was significant and broad based, particularly in consumer and mortgage loan products
•
Allowance for loan losses increased to 2.37% of loans
•
Residential Mortgage delinquencies declined meaningfully, while nonaccrual balances trended higher
•
The two highest risk segments of HELOCs comprise 23% of portfolio but drove 55% of 2Q losses;
two-thirds of the portfolio exhibited higher losses but stable nonaccrual levels
•
Residential Construction credit performance remained weak
Commercial Construction performed well; NPL increase largely driven by two borrowers
•
ALLL coverage of NPLs nearly 100% adjusted for two-thirds of Residential Mortgage NPLs written down to expected recoverable value and specific (FAS114) reserves
•
Credit losses are expected to increase in the third quarter given continued weakness in residential real estate-related and cyclically sensitive commercial exposures
•
Delinquency trends, particularly in consumer, are encouraging relative to potential loss rates in 4Q and beyond

23 Appendix

($ in millions)
Total Noninterest Income
Securities Gains/(Losses)
VISA Gain
First Mercantile Gain
Fair Market Write-downs – Trading
STI Debt Valuation-Trading
Coke Derivative Costs – Trading
Fair Value Write-downs – Mortgage Prod
Fair Value Write-downs – Other Income
ARS Reserve - Trading
MSR (Impairment)/Recovery – Mtg Svcing         157
Net Adjustments
Adjusted Noninterest Income
Noninterest Income Reconciliation
V. APPENDIX
%                   %
Change        Change
2Q 2009     1Q 2009       2Q 2008       1Q 2009 2Q 2008
$1,072
(25)
112
-
(1)
(96)
-
(4)
-
2
145
$927
$1,121
3
-
-
(32)
113
-
(16)
-
(1)
31
98
$1,023
$1,413
550
-
30
(2)
(103)
(12)
-
(5)
-
-
458
$955
(5)%
(10)%
(24)%
(3)%

Total Noninterest Expense
Net E
2
Nonrecurring
Goodwill Impairment
SEIX Impairment
Visa Litigation Accrual
Net Loss/(Gain) on Debt Extinguishment
FDIC Special Assessment
Net Adjustments
Net Total
Change
2Q 2009        1Q 2009        2Q 2008 1Q 2009 2Q 2008
%
($ in millions)
Noninterest Expense Reconciliation
V. APPENDIX
$1,528
-
-
-
7
39
78
124
$1,404
$2,152
-
751
-
-
(25)
-
726
$1,426
$1,375
9
-
45
-
-
-
54
$1,321
(29)%
(2)%
11%
6%

Noninterest Income
Mortgage Repurchase Reserve
FV MSR Hedging-Trading
FV MSR Hedging-Mortgage Servicing
Noninterest Expense
Twin Rivers
Operating Losses
Credit & Collections
Other Real Estate
Total Credit-Related
Additional Noninterest Income and Expense Disclosures
V. APPENDIX
$
Change
2Q 2009         1Q 2009        2Q 2008          1Q 2009 2Q 2008
($ in millions)
$(62.0)
(4.6)
4.6
25.6
32.6
66.3
49.0
$173.5
$(25.6)
(19.2)
19.2
22.6
47.9
44.4
$184.9
$(13.0)
-
-
44.7
33.7
24.9
$128.3
$36.4
14.6
(14.6)
(44.4)
10.0
18.4
4.6
$(11.4)
$49.0
(4.6)
4.6
0.6
(12.1)
32.6
24.1
$45.2
70.0
25.0

2Q 2009 Liability Management Results
V. APPENDIX
($ in Millions)
$375
61
314
750
3,500
70
$4,320
$110
11
91
212
(3)
5
$214
$(56)
1
17
(3)
(42)
(4)
7
$(39)
Principal Amount
Retired
Cash
Tendered
Tier 1
Common
Pre-Tax Income
Statement Impact
1. A pre-tax loss of $56 million reflected for the PPS transaction is the net impact of the gross gain on debt extinguishment of $113 million, less transaction related costs, and a loss of $165 million recorded to reflect the extinguishment of the forward sale agreement embedded within the existing PPS security. The
$165 million is directly recorded in additional paid in capital offsetting the after-tax loss recorded in retained earnings and resulting in net additional Tier 1 common of $110 million
2. A gain on the Series A preferred securities is not included in net income but is included in income available to common shareholders, EPS, and total equity
Security
PPS
SunTrust Capital VIII
Series A Preferred
2
Sub-Total Cash Tender
FHLB Advances
Bank Note
Total
$262
43
220
525
3,500
63
$4,087

1
(As of 06/30/09, $ in millions)
1. Reserves have been established for residential mortgage loans that have not had specific write-downs as well as for incremental losses on loans carried at expected recoverable values
2. Nonaccruals not requiring write-downs include well-secured loans and loans with claims in process for individual and pool PMI policies
3. Excludes Home Equity nonaccruals of $62.0 million, $72.4 million of C & I loans secured by residential real estate and $64.9 million of mark-to-market loans held for sale
Nonaccruals that have been through the
specific write-down process
Loan
Type
Balance
before
write-
down
-
Amount
of write-
down
=
Non
accruals with               accruals not
write-down
+
Non
requiring
write-down
2
+
Non
accruals
without
specific
write-down
=
Total
Non
accruals
3
% Loss
Severity
Core
Portfolio
$1,037.4 $(302.9) $734.5 $333.5 $551.8 $1,619.8 22.5%
Prime 2
nd
283.3 (283.3) 0.0 120.4 -- 120.4 --
Lot
Loans
305.8 (150.1) 155.7 58.9 65.5 280.1 41.2%
Alt-A 1
st
163.1 (47.1) 116.0 60.9 81.8 258.7 21.0%
Alt-A 2
nd
114.5 (99.5) 15.0 -- 35.6 50.6 86.9%
Total $1,904.1 $(882.9) $1,021.2 $573.8 $734.7 $2,329.7
Residential Mortgages
V. APPENDIX
Nonaccrual Balances Increased, But 68% of Nonaccruals are Carried At Expected Recoverable Value

Additional Income Statement Detail
V. APPENDIX
($ in thousands)
June 30 March 31
2009
2009
NET INCOME/(LOSS)
($183,460)
($815,167)
Preferred dividends, Series A
(5,635)
(5,000)
U.S. Treasury preferred dividends (66,546) (66,279)
Dividends and undistributed earnings allocated to unvested shares 1,788 11,065
Gain on purchase of Series A preferred stock
89,425
-
NET INCOME/(LOSS) AVAILABLE TO COMMON SHAREHOLDERS ($164,428) ($875,381)
Three Months Ended

V. APPENDIX
($ in thousands, except per share data)
Reconciliation of Non GAAP Measures
June 30
March 31 December 31 September 30 June 30
June 30
June 30
2009 2009 2008 2008 2008 2009 2008
Total shareholders' equity                $22,953,158 $21,645,626 $22,500,805 $18,069,378 $18,023,095
Goodwill                      (6,213,243) (6,224,610) (6,941,104) (7,062,869) (7,056,015)
Other intangible assets including MSRs (1,468,209) (1,049,155) (978,211) (1,328,055) (1,394,941)
MSRs
1,322,322
894,797 810,474 1,150,013 1,193,450
Tangible equity              16,594,028 15,266,658 15,391,964 10,828,467 10,765,589
Preferred stock (4,918,863) (5,227,357) (5,221,703) (500,000) (500,000)
Tangible common equity $11,675,165 $10,039,301 $10,170,261 $10,328,467 $10,265,589
Total assets                 $176,734,971 $179,116,402 $189,137,961 $174,776,760 $177,232,727
Goodwill                 (6,314,382) (6,309,431) (7,043,503) (7,062,869) (7,056,015)
Other intangible assets including MSRs (1,517,483) (1,103,333) (1,035,427) (1,389,965) (1,442,056)
MSRs 1,322,322 894,797 810,474 1,150,013 1,193,450
Tangible assets                 $170,225,428 $172,598,435 $181,869,505 $167,473,939 $169,928,106
Tangible equity to tangible assets
9.75%
8.85% 8.46% 6.47% 6.34%
Tangible book value per common share $23.41 $28.15 $28.69 $29.18 $29.04
Net interest income                    $1,089,657 $1,062,098 $1,176,860 $1,146,213 $1,156,716 $2,151,755 $2,296,583
Taxable-equivalent adjustment                  31,428 30,859 31,790 29,466 28,256 62,287 56,231
Net interest income - FTE                 1,121,085 1,092,957 1,208,650 1,175,679 1,184,972 2,214,042 2,352,814
Noninterest income
1,071,675
1,121,238 717,729 1,285,222 1,413,010
2,192,913
2,470,512
Total revenue - FTE               2,192,760 2,214,195 1,926,379 2,460,901 2,597,982 4,406,955 4,823,326
Securities (gains)/losses, net 24,899 (3,377) (411,053) (173,046) (549,787) 21,522 (489,201)
Total revenue - FTE excluding net securities (gains)/losses
$2,217,659
$2,210,818 $1,515,326 $2,287,855 $2,048,195
$4,428,477
$4,334,125
Three Months Ended Six Months Ended

1. SunTrust presents noninterest expense, net income/(loss), net income/(loss) available to common shareholders, and net income/(loss) per average common diluted share that excludes the portion of the impairment charges on goodwill and intangible assets other than MSRs allocated to the common shareholders. The Company believes this measure is useful to investors, because removing the non-cash impairment charges provides a more representative view of normalized operations and the measure also allows better comparability with peers in the industry who also provide a similar presentation when applicable. In addition, management uses this measure internally to analyze performance
V. APPENDIX
Reconciliation of Non GAAP Measures
($ in thousands, except per share data)
June 30 March 31 December 31 September 30 June 30 June 30 June 30
2009 2009 2008 2008 2008 2009 2008
Total  noninterest expense
$1,527,972
$2,152,023 $1,586,153 $1,665,295 $1,375,342
$3,679,995
$2,627,575
Goodwill/intangible impairment charges other  than MSRs - 751,156 - - 45,000 751,156 45,000
Total  noninterest expense excluding goodwill/intangible impairment charges other  than MSRs¹
$1,527,972 $1,400,867 $1,586,153 $1,665,295 $1,330,342 $2,928,839 $2,582,575
Net income/(loss)
($183,460)
($815,167) ($347,587) $312,444 $540,362
($998,627)
$830,917
Goodwill/intangible impairment charges other  than MSRs, after  tax - 723,853 - - 27,281 723,853 27,281
Net income/(loss) excluding goodwill/intangible
impairment charges other than MSRs, after
tax¹
($183,460) ($91,314) ($347,587) $312,444 $567,643 ($274,774) $858,198
Net income/(loss) available to common shareholders ($164,428) ($875,381) ($374,938) $304,397 $529,968 ($1,039,809) $811,523
common shareholders, after tax -
714,824 - - 27,006
714,824
27,006
Net income/(loss) available to common shareholders excluding goodwill/intangible impairment charges other than MSRs, after
tax¹
($164,428) ($160,557) ($374,938) $304,397 $556,974 ($324,985) $838,529
Net income/(loss) per average common share, diluted ($0.41) ($2.49) ($1.07) $0.87 $1.52 ($2.77) $2.33 to common shareholders, after tax - 2.03 - - 0.07 1.91 0.07
Net income/(loss) per average diluted common share, excluding goodwill/intangible impairment charges other than MSRs, after
tax¹
($0.41) ($0.46) ($1.07) $0.87 $1.59 ($0.86) $2.40
Three Months Ended Six Months Ended
Goodwill/intangible impairment charges other  than MSRs  attributable to
Impact of excluding goodwill/intangible impairment charges other  than MSRs attributable